Exhibit 10.7
EXECUTION VERSION

TENTH AMENDMENT TO LEASE AGREEMENT
THIS TENTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of June 26, 2020 (the “Effective Date”), by and between HPBB1, LLC, a Georgia limited liability company (“Landlord”), and BLACKBAUD, INC., a Delaware corporation (“Tenant”).
RECITALS:
A.    Landlord and Tenant are parties to that certain Lease Agreement dated May 16, 2016, as amended by that certain First Amendment to Lease Agreement dated August 22, 2016, that certain Second Amendment to Lease Agreement dated May 18, 2017, that certain Third Amendment to Lease Agreement dated December 11, 2017, that certain Fourth Amendment to Lease Agreement dated February 28, 2018, that certain Fifth Amendment to Lease Agreement dated February 18, 2020, that certain Sixth Amendment to Lease Agreement dated March 17, 2020, and that certain Seventh Amendment to Lease Agreement dated April 14, 2020, and that certain Eighth Amendment to Lease Agreement dated May 26, 2020, and that certain Ninth Amendment to Lease Agreement dated June 8, 2020 and as supplemented by that certain Letter Agreement dated September 6, 2016 (collectively, the “Lease”), pursuant to which Landlord leased to Tenant approximately 12.98 acres of real property located in Berkeley County, South Carolina, and more particularly described in the Lease.
B.    Landlord and Tenant desire to amend and modify the Lease as set forth in this Amendment.
AGREEMENT:
For and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.    Recitals; Capitalized Terms. The foregoing recitals are true and correct and are incorporated herein by this reference. Unless otherwise indicated, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease.
2.    Article 13. Tenant delivered the Phase 2 Notice to Landlord on December 20, 2019. Landlord delivered the Holder Phase 2 Financing Notice to Tenant on January 10, 2020. The following “Existing Dates” in Article 13 and set forth in the table below are hereby extended to the applicable “Extended Date” set forth in the table below:

Existing Date	Extended Date
(Phase 2 Exercise Deadline) – June 23, 2020	45 days after the Trigger Date
(Landlord and Tenant to enter into the Phase 2 Lease) –June 23, 2020	45 days after the Trigger Date

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(Delivery of Phase 2 Preliminary Budget by Landlord to Tenant) – August 13, 2020	96 days after Trigger Date
Note: As used in this Section 2, the term “Trigger Date” shall mean, as applicable (i) the effective date of any termination of that certain Purchase and Sale Agreement anticipated to be executed by and between Landlord, as Seller, and BBHQ1, LLC, an affiliate of Tenant, as Purchaser, including any termination of such Purchase and Sale Agreement (the “Purchase Agreement”) due to a default or breach thereunder by “Seller” or “Purchaser”, or (ii) closing of the acquisition contemplated under the Purchase Agreement.
3.    Payment to JLL . Landlord and Tenant agree that if Landlord and Tenant proceed with Phase 2 being developed by Landlord pursuant to a Phase 2 Lease, the final budget as to Phase 2 shall include amounts paid to JLL as to the Phase 2 Lease pursuant to the terms of that certain JLL Commission Agreement dated March 28, 2016, as amended pursuant to the terms of that certain Waiver of Commission Agreement dated June __, 2020 executed by Jones Lang LaSalle Brokerage, Inc., Jones Lang LaSalle Americas, Inc., Landlord, HPI, Tenant and BBHQ1, LLC.
4.    Miscellaneous. This Amendment shall become effective only upon full execution and delivery of this Amendment by Landlord and Tenant. The Lease, as modified by this Amendment contains the parties’ entire agreement regarding the subject matter covered by the Lease and this Amendment and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning such subject matter. Except as modified by this Amendment, the terms and provisions of the Lease shall remain in full force and effect, and the Lease, as modified by this Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.
8.    Counterparts; PDF Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument. Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document. Signatures given by portable document format shall be binding and effective to the same extent as original signatures.
[Rest of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the Effective Date.

LANDLORD:

HPBB1, LLC,
a Georgia limited liability company

By:	/s/ John R. Holder
John R. Holder
President
[Seal]

TENANT:

BLACKBAUD, INC.,
a Delaware corporation

By:	/s/ Jon W. Olson
Name:	Jon W. Olson
Title:	Sr. Vice President, General Counsel

[Seal]

44793
PPAB 5655072v2
44835116.5